                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 1, 1996, appearing on page 22 of Communiction Intelligence Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.





PRICE WATERHOUSE LLP

San Jose, California
November 12, 1996